Exhibit 10.1

                      TERMINATION AND SETTLEMENT AGREEMENT

      TERMINATION AND SETTLEMENT AGREEMENT made as of the 10th day of September 2002 (the "Effective Date"), by and between TTR Technologies, Inc., a Delaware corporation with offices at 575 Lexington Avenue, New York, NY ("TTR Inc."), TTR Technologies, Ltd, a company organized under the laws of Israel, with offices at 3 Hagavish Street, Kfar Saba Industrial Zone, Israel ("TTR Ltd"; together with TTR Inc., the "Companies") and Marc D. Tokayer residing in Petach Tikvah, Israel ("MDT").

      WHEREAS, MDT currently serves as TTR Ltd.'s General Manager and TTR Inc.'s President, under that certain restated and amended employment agreement between TTR Inc., TTR Ltd. and MDT, entered into as of May 6, 2002, (hereinafter, the "Employment Agreement") and concurrently serves as Chairman of the Board of Directors of both TTR Ltd and TTR Inc;

      WHEREAS, the Companies and MDT desire to terminate MDT's employment under the Employment Agreement and his service on the Companies' Boards of Directors, all on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the terms and conditions hereafter set forth the adequacy and sufficiency of which are hereby acknowledged, the parties agree hereafter as follows:

      1. Resignation of Positions by MDT. Subject to the terms and conditions set forth herein, by his execution of this Agreement, MDT hereby resigns from his positions as TTR Ltd.'s General Manager and TTR Inc.'s President, and as a director of each of TTR Ltd. and TTR Inc., and from any and all other offices he has held at the Companies and/or any of its affiliates and subsidiaries including, without limitation, directorships and executive management positions.

      The parties acknowledge and agree that MDT's signature to this Agreement shall serve as adequate and complete legal notice of his resignation as a director, officer, employee, and member of management, both to each of the respective Board of Directors of the Companies and to all applicable affiliates and subsidiaries.

      The parties acknowledge and agree that the Companies' signature to this Agreement shall serve as its acceptance of MDT's resignation from these capacities, and of its responsibility to provide timely notification of such resignation to the Companies' Boards of Directors, to the Companies' affiliates and subsidiaries, and to all authorities to whom such resignation must be reported by law. MDT agrees to execute any reasonably necessary document to facilitate and effect any notification of his resignation of positions with the Companies. TTR Ltd. shall forthwith file the necessary instruments with the Israeli registrar of Companies to remove MDT as a director of TTR Ltd. and appoint an appropriate replacement director.

      2. Company Property. Except as otherwise herein provided, on or before the Effective Date, MDT shall return to Companies all TTR Ltd and TTR Inc property then in his possession.

      3. Financial Terms Relating to Termination of Employment. Subject to the terms and conditions set forth herein and in consideration of the resignations and releases contained herein, the Companies hereby agree as follows (collectively, the "Settlement Amount"):

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            (a) Upon execution and delivery by MDT of this Agreement, TTR Ltd.
      shall remit to MDT any outstanding salary payments due and payable through the Effective Date under Section 3.06 of the Employment Agreement (Termination by Executive without Good Reason), less deductions and withholdings under Israeli or other applicable law customarily made by TTR Ltd. and/or required by law, and, by his signature below, MDT hereby waives any claim to any other payments (other than salary) due under the Employment Agreement;

            (b) Upon execution and delivery by MDT of this Agreement, TTR Ltd. releases to MDT all amounts accumulated in MDT's current Bituach Menahalim and Keren Histalmut policies, and TTR Ltd. (and to the extent necessary, TTR Inc.) shall take all reasonably necessary actions to cooperate with MDT in transferring or redeeming MDT's current Bituach Menhalim and Keren Hishtalmut policies, in accordance with such policies terms and conditions and applicable law. BY HIS SIGNATURE BELOW, MDT AGREES THAT THE TRANSFER TO HIM OF SUCH POLICIES IS BEING MADE IN FULL SATISFACTION OF ALL CLAIMS BY MDT AGAINST THE COMPANIES, AND MDT HEREBY WAIVES ANY RIGHTS HE MAY HAVE UNDER APPLICABLE LAW OR THE EMPLOYMENT AGREEMENT TO ANY ADDITIONAL AMOUNTS THAT TTR LTD. OR TTR INC. MAY BE REQUIRED TO PAY, INCLUDING, WITHOUT LIMITATION, SEVERANCE PAY UNDER ISRAELI LAW OR FURTHER PAYMENTS INTO SUCH POLICIES, AND FURTHER AGREES THAT HE SHALL HAVE NO RIGHT OR REMEDY AGAINST TTR LTD. OR TTR INC. FOR ANY SUCH PAYMENTS OR SHORTFALL;

            (c) TTR Inc. agrees that the employee stock options heretofore granted by TTR Inc. to MDT, shall, notwithstanding any agreement to the contrary between TTR Inc. and MDT, continue to be exercisable through the duration of the original grant of such options and, upon execution and delivery by MDT of this Agreement, such options will vest and become immediately exercisable, all on the terms and conditions applicable to such grants, including, without limitation, the exercise price thereof, all in accordance with each of TTR Inc.'s 1996 and 2000 equity incentive plans and agreements thereunder. TTR Inc. acknowledges that TTR Inc.'s compensation committee has approved (or upon signature and delivery of this Agreement by TTR Inc., shall have approved) the extension of the exercise period of such options;

            (d) The Companies shall have an opportunity (at their own expense) to make a back-up or copy of the database personal laptop used by MDT, except for MDT's files of a personal nature; and

            (e) TTR Ltd. shall lease to MDT the automobile currently used by him and in his possession in consideration of quarterly lease payments to be made to the Ltd over a five year period. TTR Ltd. shall forthwith take all actions and execute instruments necessary or desirable to enter into a lease relating to such automobile on the terms outlined above.

            All taxes, withholdings and deductions payable or due in respect of MDT's receipt of the Settlement Amount, or any component thereof, if any, will be borne by MDT. Notwithstanding the foregoing, Companies will deduct from payments made under the Settlement Amount amounts required to be withheld in respect of deductions and withholdings under Israeli, United States other applicable law customarily made by each of TTR Inc. and TTR Ltd. and/or required by law.

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      MDT acknowledges and agrees that the Settlement Amount is being made in full and final release by MDT of any and all claims, rights or remedies that he may have under the Employment Agreement or otherwise available under law.

      4. Continuing Obligations of MDT. Notwithstanding anything else contained herein, MDT hereby acknowledges and agrees that the provisions of Article IV of the Employment Agreement (Confidentiality and Non-compete) shall continue in full force and effect after the Effective Date of this Agreement, in accordance with their terms and for the duration specified therein. Nothing contained in this Agreement shall be construed or interpreted as a waiver by the Companies or any of its affiliates or subsidiaries of any right or remedy available under
Article IV of the Employment Agreement in the event of a breach occurring after the Effective Date of this Agreement.

      5. Indemnification.

      TTR Inc. agrees to hold harmless and indemnify MDT as, and in the manner, permitted by Section 145 of the Delaware General Corporation Law, to the extent (and only to such extent) that the Companies' directors and officers insurance or such other insurance as the Companies may have in effect at the time of a Proceeding (as defined herein) does not provide coverage, or to the extent (and only such extent) that the Damages (as defined herein) exceed such insurance policy coverage limits, for the reasonable costs of defense and any and all losses, claims, damages, liabilities or expenses, including, without limitation, reasonable attorneys' fees, judgments, fines, excise taxes or penalties, witness fees, amounts paid in settlement and other expenses incurred in connection with any Proceeding (the "Damages"), relating to any completed, actual, pending or threatened action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of either of the Companies) and whether formal or informal (each a "Proceeding"), in which MDT is, was or becomes involved by reason of the fact that MDT was a director, officer, employee, trustee or agent of either of the Companies or that, being or having been such a director, officer, employee, trustee or agent, MDT is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, whether the basis of such proceeding is an alleged action (or inaction) by MDT in an official capacity as a director, officer, employee, trustee or agent or in any other capacity while serving as a director, officer, employee, trustee or agent; provided, that, the above indemnification shall not apply with respect to the civil actions entitled (i) Strum et all v. Marc D. Tokayer et all and (ii) Eilenberg v. Marc D. Tokayer, et all, pending in the United States District for the Southern District of New York in which MDT is a named defendant, and with respect to any other action of a substantially similar nature filed brought by or in the name of a shareholder of TTR Inc. in which MDT is named as a defendant (collectively, the "Affected Actions") and provided, further, the maximum amount in the aggregate for this indemnification shall not exceed $25,000, it being understood that, with respect to the agreement between TTR Ltd. and Gershon Tokayer ("GT") dated as of the date hereof with respect to the termination and settlement of GT's association with TTR Inc. and TTR Ltd. (the "GT Agreement"), any amount specified in Section 6 of the GT Agreement [Indemnification] and not applied to GT's indemnification as provided in the GT AGreement, may, with GT's consent, be applied to MDT's indemnification hereunder, it being further understood that the indemnification for GT under the GT Agreement and MDT hereunder shall not exceed, in the aggregate for both MDT and GT, $50,000.

      6. Releases.

      6.1 In consideration of the promises, covenants and releases contained herein, the adequacy of which is hereby acknowledged, MDT (on his behalf and on behalf of each of his respective agents, attorneys, heirs, successors, executors, personal representatives and assigns) does hereby absolutely and unconditionally waive, release and forever discharge each of the Companies, their respective affiliates and subsidiaries, their respective past, present and future officers, directors, shareholders, employees, agents, attorneys, successors and assigns (hereinafter, the "Companies' Released Parties"), from any claims, demands, obligations,


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liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, from the beginning of time to the Effective Date of this Agreement, or that arise under the Employment Agreement or that arise under any body of labor or contract law, including any claims under Israeli labor laws and regulations, or any claim for wrongful termination, or claims with respect to any other payment required under Israeli law. Notwithstanding the foregoing, the rights and obligations set forth in this Agreement shall remain in full force and effect; nothing hereunder shall be construed to release any rights accrued to MDT to continue or redeem any employee welfare benefit plan (including without limitation Betuach Menahalim and Keren Hishtalmut) during his employment, or to release any rights accrued or applicable to MDT under any applicable insurance policy, including any officer and director liability insurance coverage or any errors and omissions coverage; nothing hereunder shall waive any indemnification rights applicable to MDT as a former officer and Director of the Companies or shall be construed to waive any rights MDT has as a shareholder or a holder of options.

      6.2 In consideration of the promises, covenants and releases contained herein, the adequacy of which is hereby acknowledged, each of the Companies (on its behalf and on behalf of its affiliates and subsidiaries and each of their respective, past, present and future officers, directors, employees, attorneys, agents, successors, executors, and assigns) does hereby absolutely and unconditionally waive, release and forever discharge MDT (and his agents, attorneys, heirs, successors, executors, personal representatives and assigns), from any claims, demands, obligations, liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, from the beginning of time to the Effective Date of this Agreement, or that arise under any body of labor or contract law, provided, that, this release shall not apply to any derivative claim or suit by a shareholder of TTR Inc. Additionally, the foregoing release shall not be construed as a waiver of future claims by Companies arising from MDT's conduct after the Effective Date of this Agreement with respect to his obligations to Companies under the confidentiality and non-competition provisions contained in the Employment Agreement and any undertakings of MDT pursuant to this Agreement.

      7. Non-Disparagement. MDT (on behalf of his heirs and personal representatives), agrees not to make disparaging remarks concerning the Companies or their respective businesses or any of their respective employees, consultants, stockholders, directors, affiliates, subsidiaries or representatives. Each of the Companies agrees not to make disparaging remarks concerning MDT. Nothing herein shall be interpreted as affecting either of the parties' obligations to comply with the specific terms of any valid and effective subpoena, oral questions, interrogatories, requests for information, civil investigative demand or order issued by a court of competent jurisdiction or by a governmental body.

      8. Certain Representations of TTR Inc. With respect to the Affected Actions, TTR Inc. hereby represents to MDT that it will refrain from taking any action that may interfere with the provision to MDT of insurance coverage by the insurance carrier under the Companies' Directors And Officers Liability Insurance policy.

      9. Press Release. On or immediately following the Effective Date, TTR Inc. shall issue a press release in the form attached hereto relating to MDT's resignation.

      10. Reasonable Attorney's Fees. Upon the execution hereof, TTR, Ltd. shall reimburse MDT the amount of $2,500 for legal fees paid by him in connection with the negotiation and execution of this Agreement.


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      11. Reliance. The parties acknowledge and agree that in the execution of this Agreement, neither has relied upon any representation by any party or attorney, except as expressly stated or referred to herein.

      12. Headings. Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and are not intended to be full or accurate descriptions of the content thereof.

      13. Successors and Assigns. Except as otherwise provided in this Agreement, all the terms and provisions of this Agreement shall be upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

      14. Non-Assignment. By his signature below, MDT represents and warrants that he has not assigned or otherwise conveyed to any third party any claim against any of the Companies.

      15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      16. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous understanding or agreement or letters, written or verbal, among the parties with respect to the subject matter hereof other than as expressly referenced herein. No supplement, modification or waiver or termination of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby.

      17. Governing Law, Jurisdiction and Forum. This Agreement, its validity, construction and effect shall be governed by and construed under the laws of the State of New York without reference to the principles of conflict of laws. The parties hereby irrevocably consent to the jurisdiction of the courts of the State of New York or the appropriate federal court sitting in the State of New York for all actions, disputes, controversies, differences or questions arising out of or relating to this Agreement.

      18. Representation. Each of MDT and TTR Inc. and TTR Ltd., acknowledges that they have had the opportunity to consult with legal counsel respecting this Agreement. Each person executing this Agreement on behalf of a corporation hereby represents and warrants that he has been authorized to do so by all necessary corporate action.

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      IN WITNESS WHEREOF, each of the parties has set forth its/his signature as of the date first written above.

TTR Technologies, Inc.                         TTR Technologies, Ltd.


By: /s/ Daniel C. Stein                        By: /s/ Sam Brill
   ---------------------                          ---------------------

Title: Chief Executive Officer                 Title: Director


/s/ Marc D. Tokayer
---------------------
Marc D. Tokayer